UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 15, 2025

C2 Blockchain,Inc.

(Exact name of registrant as specified in its charter)

NV	000-56340	87-2645378
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12818 SW 8th St Unit #2008

Miami, FL 33184

(Address of principal executive offices)

888-437-3432

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

“We,” “Us,” “Our,” “C2 Blockchain,” and “The Company” refer to C2 Blockchain, Inc.

Safe Harbor Statement

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934. You can identify these forward-looking statements by words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or similar expressions. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section titled “Risk Factors” in our offering circular dated December 20, 2024, filed with the SEC. These risk factors may be updated periodically in our SEC filings, which are available at www.sec.gov. Accordingly, actual outcomes or results may differ materially from those indicated in these statements. These factors should not be considered exhaustive and should be read alongside other cautionary statements in our filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statement, whether due to new information, future developments, or otherwise, except as required by law.

Item 3.02     Unregistered Sales of Equity Securities

On or about July 15, 2025, the Company issued an aggregate of 10,000,000 shares of its restricted common stock to an accredited investor at a purchase price of $0.02 per share in a private placement. Upon receipt of the purchase price, the Company expects to receive net proceeds of approximately $200,000. The investor is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). No underwriting discounts, commissions, or placement agent fees were paid in connection with the transaction. The Company intends to use the proceeds for general corporate purposes and working capital.

The issuance of the securities was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D, based on the nature of the offering and representations made by the investor regarding its status as an accredited investor. The offering did not involve a public offering and was conducted as a private transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C2 Blockchain, Inc.

Dated: July 17, 2025

By: /s/ Levi Jacobson

Levi Jacobson

Chief Executive Officer